– SELECTIVE INSURANCE GROUP, INC. –



INVESTOR PRESENTATION
NOVEMBER 2011

SELECTIVE®

Forward Looking Statement

Certain statements in this report, including information incorporated by reference, are "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. These statements relate to our intentions, beliefs, projections, estimations or forecasts of future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, or performance to be materially different from those expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by use of words such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "target," "project," "intend," "believe," "estimate," "predict," "potential," "pro forma," "seek," "likely" or "continue" or other comparable terminology. These statements are only predictions, and we can give no assurance that such expectations will prove to be correct. We undertake no obligation, other than as may be required under the federal securities laws, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Factors, that could cause our actual results to differ materially from those projected, forecasted or estimated by us in forward-looking statements are discussed in further detail in Selective's public filings with the United States Securities and Exchange Commission. These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time-to-time. We can neither predict such new risk factors nor can we assess the impact, if any, of such new risk factors on our businesses or the extent to which any factor or combination of factors may cause actual results to differ materially from those expressed or implied in any forward-looking statements in this report. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this report might not occur.



FINANCIAL STRENGTH

Who We Are

- 22-state super-regional
- 2010: $1.4B NPW
  - 82% commercial lines
  - 18% personal lines
- High-tech, high-touch business model
- Partner of choice – 990 independent agents
- Sophisticated underwriting tools
- Rated A+ by A.M. Best for 50 years


MN
WI
MI
MI
NY
MA
CT
RI
IA
IL
IN
OH
PA
NJ
MD
DE
MO
KY
VA
TN
NC
SC
GA

Focus on Enterprise Risk Management

- Business model generates more earnings stability
- Sophisticated underwriting and granular pricing
- Strong reserving practices
- Conservative reinsurance program
- Historically strong capital position
- Deep investment management talent

More Earnings Stability



Combined Ratio – SIGI vs. Industry
SIGI (STD. DEV 4.1)
Industry (STD. DEV 6.5)
125
120
115
110
105
100
95
90
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011*

Source: A.M. Best, III, ISO
*June 30, 2011 YTD

More Earnings Stability


Combined Ratio – SIGI vs. National Peers
SIGI (STD. DEV 4.1)
National Peers (STD. DEV 9.7)
125
120
115
110
105
100
95
90
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011*

Source: SNL Financial

Note: National Peers include CNA, CB, HIG, TRV and WRB

*June 30, 2011 YTD

More Earnings Stability


Combined Ratio – SIGI vs. Regional Peers
125
120
115
110
105
100
95
90
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011*
SIGI (STD. DEV 4.1)
Regional Peers (STD. DEV 7.3)

Source: SNL Financial

Note: Regional Peers include CINF, THG, HGIC, STFC and UFCS

*June 30, 2011 YTD

Catastrophe Losses

Points on Combined Ratio



15%
10%
5%
0%
2010
9/30/11 YTD*
SIGI
Peer Average

Source: SNL Financial, Company Reports
Note: Peers include CB, CINF, CNA, HIG, HGIC (not included in 2011 YTD), STFC, THG, TRV, WRB and UFCS
*3rd Quarter Peer Average based on reported results or pre-announced losses

Strong Natural Catastrophe Reinsurance Program

% of Equity at Risk (Near-term basis)


Blended RMS v11.0 and AIR
1% Probability = 5%
0.4% Probability = 18%
30%
25%
20%
15%
10%
5%
0%
RMS v9.0
4%
RMS v11.0
5%
AIR v12
4%
RMS v9.0
6%
RMS v11.0
24%
AIR v12
12%
1% Probability
0.4% Probability

CAT cover: $435M in excess of $40M

Percentages are net of tax, reinsurance and reinstatement premium.
Data as of 7/10; Equity data as of 9/30/11.

Adverse/ (Favorable) Points of Calendar Year Development


8%
6%
4%
2%
0%
-2%
-4%
-6%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011*
AIG takes $4B charge
U.S. P&C Industry
SIGI

Source: AM Best
*June 30, 2011 YTD

Premium-to-Surplus



SIGI
P&C
1.9X
1.7X
1.5X
1.3X
1.1X
0.9X
0.7X
0.5X
1.7
1.0
1.8
1.1
1.9
1.3
1.8
1.2
1.7
1.1
1.6
1.0
1.5
0.9
1.5
0.9
1.7
1.0
1.5
0.8
1.3
0.7
1.3
0.8
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011*

1 point of Combined Ratio = 1 point of ROE

Sources: ISO, AM Best, III
*6/30/11 YTD

Focus on Expense Management
Regional Peers


36
35
34
33
32
31
30
29
28
27
26
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011*
SIGI
Median

Source: SNL Financial

Note: GAAP Expense Ratio including Dividends for regional peers (CINF, THG, HGIC, STFC and UFCS)

*June 30, 2011 YTD

Focus on Expense Management National Peers


39
37
35
33
31
29
27
25
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011*
SIGI
Median

Source: SNL Financial

Note: Expense Ratio including Dividends; National Peers include CNA, CB, HIG, TRV and WRB

*June 30, 2011 YTD

High Quality Investment Portfolio

- Average "AA-" bond quality
- Approximately 3.2 year average duration, including short-term
- Laddered maturity schedule
  - 41% matures within 3 years
  - 74% matures within 5 years
- Outsourcing provides access to broader market expertise

$4.1B Invested Assets
September 30, 2011


Bonds
89%
Equities
4%
Alternatives
& Other
3%
Short-Term
4%

30 bps of Yield = 1 point of ROE

– SELECTIVE INSURANCE GROUP, INC. –



PREPARED FOR TOMORROW

A Growth Company
When the Time is Right



$ in millions
Net Premiums Written
1,600
1,400
1,200
1,000
800
600
400
NPW Doubled from '98-'06
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Selective's Growth Opportunity

- Growth within current agency plant
  - Current share of wallet at 6.6%
  - 12.5% share of wallet would achieve $3B in premium
- Commercial Lines product expansion
  - 33 products over past 2 ½ years
- Small Business and Personal Lines strategy
  - New Field Marketing Specialist role
  - Strategic additions to our agency plant focused on driving production and building scale
- Higher margin growth strategies
  - E&S contract binding authority transactions
  - Evaluating professional liability and other opportunities

Field Model Supports Agents

- Local knowledge of insureds
- Full claims/underwriting authority
- Supported by sophisticated underwriting tools
- Safety management services lower frequency and increase retention
- Field Market Specialists
  - Drive Small Business & Personal Lines production
- 990 agents– franchise value



Claims Management Specialists
Agency Management Specialists
Safety Management Specialists
Field Marketing Specialists

Over 300 Field Personnel

Middle Market Dynamics

- Agency relationships are key
- Agents act as risk manager for insureds
- Field underwriting and claims model
- Predictive modeling used as a tool

Middle Market Product Expansion

- Added 20 new and enhanced products in 2009
- Introduced another 13 in past 18 months
- New products
  - Aging Services, Identity Theft, Cyber Security, Technology
- Enhanced products
  - Resort Endorsement, Contractors GL, Property Coverage for Municipalities

Small Business and Personal Lines Opportunity

- Build scale through expanded capabilities and strategic additions to our agency plant
- Predictive modeling is rule based
- Small business teams and Field Marketing Specialists improve ease of doing business
- Results in greater revenue diversification and improved results through market cycles

Small Business Growth



Average DPW/Day
$ thousands
300
250
200
150
100
2006
2007
2008
2009
2010
5 Year CAGR = 12.3%

E&S Contract Binding Authority Product Expansion

- Renewal rights transaction with Alterra closed August 1st
  - Contributed $8.4M of net premiums written in the 3rd quarter
- MUSIC acquisition provides 50 state licensed E&S company
  - Expected to close in the 4th quarter of 2011
- Both books approximately 75% casualty lines and 25% property
  - Primarily general liability, no workers compensation
- 55 MUSIC wholesale agents virtually no overlap with 40 Alterra wholesale agents
- Estimated $300-400 million of CBA E&S business currently written through Selective agents

Selective's Commercial Lines Renewal Pricing Success



4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
0.6%
1.5%
2.7%
3.4%
3.3%
2.8%
2.8%
2.8%
2.6%
2.7%
Selective
CLIPS
CIAB
MarketScout
2Q:09 3Q:09 4Q:09 1Q:10 2Q:10 3Q:10 4Q:10 1Q:11 2Q:11 3Q:11

10 consecutive quarters of positive price

Granular Pricing Capabilities



Quarterly Pricing by Diamond
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
6.5%
7.6%
10.3%
10.3%
8.7%
8.6%
8.0%
7.7%
8.4%
5.6%
1.6%
1.6%
3.8%
4.1%
3.5%
3.2%
3.2%
3.0%
4.0%
2.8%
-0.6%
0.3%
0.9%
1.7%
2.0%
1.5%
1.4%
1.7%
1.8%
2.0%
2Q:09
3Q:11
2Q:09
3Q:11
2Q:09
3Q:11
1 & 2 Diamond
3 Diamond
4 & 5 Diamond
Lower
Quality
Higher

Retaining our Best Commercial Business



92%
90%
88%
86%
84%
82%
80%
78%
76%
81%
87%
89%
1 & 2 Diamond
3 Diamond
4 & 5 Diamond
Lower
Quality
Higher

Retention at point of renewal as of September 30, 2011

Personal Lines Rate Success


Blended In-force Rate
Rate
8%
7%
6%
5%
4%
3%
2%
1%
0%
2.4%
7.1%
3.1%
6.3%
6.8%
2007
2008
2009
2010
2011E

New Business DPW	$39	$43	$55	$62

Driving Down Cost of Goods Sold

- 3 point reduction in loss costs expected over 3 years
  - Specialized claims handling model
  - Proactive medical management
  - Staff counsel expansion
  - Streamlined management of claims files
  - Fraud analytics
  - Subrogation process redesign

Already achieved $8M savings from 2011 initiatives

Long-Term Shareholder Value Creation


Book Value
Dividends
Per Share
$20
$16
$12
$8
$0.30
$12.26
$0.31
$13.74
$0.35
$15.79
$0.40
$17.34
$0.44
$18.81
$0.49
$19.81
$0.52
$16.84
$0.52
$18.83
$0.52
$19.95
$0.52 *
$20.04
Internal Rate of Return=8.1%
2002
2003
2004
2005
2006
2007
2008
2009
2010
Sep-11

Current Dividend Yield: 3.4%

*Annualized Indicated Dividend

Financial Highlights 2006 – Q3 2011

	Q3:2011	Q2:2011	Q1:2011	2010	2009	2008	2007	2006
NPW Growth	8.1%	5.9%	(1.7)%	(2.3)%	(4.7)%	(4.5)%	1.4%	5.3%
Operating EPS	$(0.34)	$0.01	$0.32	$1.35	$1.39	$1.43	$2.16	$2.23
Net Income per Share	$(0.37)	$0.04	$0.39	$1.20	$0.68	$0.82	$2.59	$2.65
Dividend per Share	$0.13	$0.13	$0.13	$0.52	$0.52	$0.52	$0.49	$0.44
Book Value	$20.04	$20.33	$20.06	$19.95	$18.83	$16.84	$19.81	$18.81
Return on Equity	(7.4)%	0.9%	8.0%	6.3%	3.8%	4.5%	13.6%	15.9%
Operating Return on Equity	(6.6)%	0.3%	6.6%	7.1%	7.9%	7.8%	11.3%	13.3%
Statutory Combined Ratio - Total	116.4%	109.5%	102.6%	101.6%	100.5%	99.2%	97.5%	95.4%
- Commercial Lines	110.7%	108.2%	100.6%	100.8%	99.8%	98.5%	95.9%	95.0%
- Personal Lines	141.4%	115.3%	111.5%	106.4%	104.4%	103.7%	107.9%	98.2%
GAAP Combined Ratio - Total	119.0%	109.2%	103.2%	101.6%	99.8%	100.0%	98.0%	95.3%
- Commercial Lines	113.5%	107.7%	101.7%	100.1%	98.8%	99.2%	96.5%	94.9%
- Personal Lines	143.2%	115.9%	109.7%	108.5%	105.6%	105.1%	107.7%	97.8%

SELECTIVE®

Net Operating Cash Flow



($ in millions)
Cash Flow as % of NPW
440
390
340
290
240
190
140
90
40
393
386
241
228
159
26%
25%
16%
16%
11%
2006
2007
2008
2009
2010

YTD September 2011: $127M

SELECTIVE®

Investment Income – After-tax


($ in millions)
140
130
120
110
100
90
80
70
60
50
40
121
134
105
96
111
2006
2007
2008
2009
2010

YTD September 2011: $89M

SELECTIVE®

Diversified Municipal Portfolio

- $1.3 billion portfolio
- Average "AA" rated
- 39% of portfolio matures within 3 years
- Diversified among 273 issuers
- NY, CA, NJ, IL represent $35M or 2.6% of portfolio



Repayment Source
September 30, 2011
GO State 12%
TX-PSF 3%
GO Local 25%
Revenue 60%

Insurance Operations Productivity



($ in 000s)
%
NWP per employee
Statutory Expense ratio
900
800
700
600
500
35
32.5
30
27.5
827
797
797
766
761
771
2006
2007
2008
2009
2010
At Sept. 30, 2011

SELECTIVE®

Commercial Lines Profitability

Statutory Combined Ratios


%
115
110
105
100
95
90
85
102.2
1.1
101.1
100.9
2.4
98.5
95.4
1.5
93.9
93.6
0.3
93.3
95.0
1.2
93.8
95.9
0.9
95.0
98.5
2.1
96.4
99.8
0.5
99.3
100.8
3.3
97.5
106.6
8.1
98.5
2002
2003
2004
2005
2006
2007
2008
2009
2010
YTD Sept. 2011
Impact of Catastrophe
Combined Ratio excluding CATS

SELECTIVE®

Commercial Lines New Business Quality Improvement



Percent of Total New Premium Diamond Distribution
WC, BOP, CPP, CA
Pre-Modeling
2011 September LTM
Percent of Total DPW
70%
60%
50%
40%
30%
20%
10%
0%
17%
13%
30%
29%
53%
58%
1 & 2 Diamond
3 Diamond
4 & 5 Diamond
Lower
Quality
Higher

Commercial Lines Premium by Line of Business
2010 Statutory Net Premium Written


Auto
25%
BOP
6%
Bonds / Other
3%
Commercial
Property
17%
Workers
Compensation
21%
General Liability
28%

Premium by Strategic Business Unit
2010 Direct Premium Written


Bonds
2%
Community and
Public Services
22%
Contractors
35%
Manufacturing &
Mercantile
41%